Certification
                                  -------------

           (Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)


I, Kevin Hardy, chief financial officer of SOS Staffing Services, Inc. (the "Company"), do hereby certify as follows:

1. The quarterly report on Form 10-Q of the Company for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 12th day of August, 2002.

                                       /s/ Kevin Hardy
                                      ------------------------------------------
                                           Kevin Hardy
                                           Senior Vice President
                                           and Chief Financial Officer